EXHIBIT 99.3

New Issue Backed by Seasoned Mortgage Loans

Marketing Materials

Washington Mutual MSC Mortgage

Pass-Through Certificates (“WAMMS”)

Series 2005-RA1, Group I and II Certificates

Seasoned Fixed Rate Mortgage Loans

$117,258,900 Approximate (+/- 10%)

Washington Mutual Mortgage Securities Corp.

Depositor and Master Servicer

 WaMu Capital Corp.,
A Washington Mutual, Inc. Company

WaMu Capital Corp. contacts
CONTACT	PHONE	FAX	E-MAIL
Eric Londa Trading	212-702-6910	212-317-6370	Eric.londa@wamu.net
Vinod Rathore Senior Trader	212-702-6910	212-317-6370	Vinod.rathore@wamu.net
David Nagle Senior Trader	206-554-2425	206-554-2552	David.nagle@wamu.net
Mac Skimming Senior Trader	206-554-2423	206-554-2552	Mac.skimming@wamu.net
Alex Silverman Senior Trader	212-702-6910	212-317-6370	Alex.silverman@wamu.net
Vinny Varca Mortgage Finance	212-702-6931	212-317-6370	Vincent.varca@wamu.net
Dan Robson Senior Trade Specialist	212-702-6910	212-317-6370	Dan.robson@wamu.net
Brian Caddigan Portfolio Analyst	212-702-6910	212-317-6370	Brian.caddigan@wamu.net

 WaMu Capital Corp.,
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once Available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 212-702-6910.

I. TRANSACTION SUMMARY -  Group I and II, Seasoned Fixed Offered Certificates

All collateral information contained herein is as of the Statistical Calculation Date of April 1, 2005.  The Cut-Off Date for WAMMS 2005-RA1 will be April 1, 2005 and will reflect any unscheduled principal payments or prepayments in full received on or prior to such date.  On the Closing Date, the aggregate principal balance of the mortgage loans will equal the aggregate principal balance of the Senior Certificates and Group I and II C-B certificates.  Group III certificates are not offered herein.

Class	Type	Expected Rating from S&P/Fitch	Original Balance (1)	Net WAC Pass-Through Rate (2)	Scenario (3)	Avg. Life (Yrs.)	Principal Window	Anticipated Initial Subordination
I-A	Senior/Pass-Through	AAA/AAA	$96,341,900	7.398%	50% CPR to Call	1.23	May 2005 – Sep 2009	4.75%
II-A	Senior/Pass-Through	AAA/AAA	$15,739,000	6.430%	50% CPR to Call	1.18	May 2005 – Sep 2009	4.75%
Grp I&II C-B-1	Subordinate/ WAC	AA/NR	$4,530,000	7.262%	50% CPR to Maturity	5.42	May 2005 – Oct 2028	0.90%
Grp I&II C-B-2	Subordinate/ WAC	A/NR	$471,000	7.262%	50% CPR to Maturity	5.42	May 2005 – Oct 2028	0.50%
Grp I&II C-B-3	Subordinate/ WAC	BBB/NR	$177,000	7.262%	50% CPR to Maturity	5.42	May 2005 – Oct 2028	0.35%

Group I and II Seasoned Fixed Non-Offered Certificates

Class	Type	Expected Rating from S&P/Fitch	Original Balance (1)	Net WAC Pass-Through Rate (2)	Scenario	Avg. Life (Years)	Principal Window	Anticipated Initial Subordination
Grp I&II C-B-4	Subordinate/ WAC	BB/NR	$177,000	7.262%	50% CPR to Maturity	5.42	May 2005 – Oct 2028	0.20%
Grp I&II C-B-5	Subordinate/ WAC	B/NR	$118,000	7.262%	50% CPR to Maturity	5.42	May 2005 – Oct 2028	0.10%
Grp I&II C-B-6	Subordinate/ WAC	NR/NR	$116,371	7.262%	50% CPR to Maturity	5.42	May 2005 – Oct 2028	0.00%

(1) +/- 10%

(2) The initial pass-through rate on the Offered Certificates is projected to be approximately 7.398% per annum for Group I and 6.430% per annum for Group II.  After the first distribution date, the per annum pass-through rate on the Offered Certificates will equal the weighted average mortgage interest rate on the mortgage loans less the applicable servicing fees.

(3)  Optional Termination for the purposes of these calculations assumes that if only the Group I and II mortgage loans balance is less than 1% of the aggregate principal balance of the Group I and II loans as of the cut-off date then the deal will be called; however, the Optional Termination is defined as the date on which the aggregate balance of the Group I, II, and III loans falls below 1% of the aggregate principal balance as of the cut-off date.

 WaMu Capital Corp.,
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once Available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 212-702-6910.

II.  TRANSACTION TERMS

Multiple Collateral Groups:

WAMMS 05-RA1 WILL INCLUDE SEASONED FIXED RATE LOANS (GROUPS I AND II) AND SEASONED HYBRID LOANS (GROUP III). THE FIXED RATE LOANS WILL BACK THE FIXED RATE CERTIFICATES AND THE SEASONED HYBRID LOANS WILL BACK THE SEASONED HYBRID OFFERED CERTIFICATES (NOT OFFERED HEREIN). THERE WILL NOT BE ANY CROSS COLLATERALIZATION BETWEEN THE FIXED RATE CERTIFICATES AND THE SEASONED HYBRID CERTIFICATES.

Depositor:	Washington Mutual Mortgage Securities Corp.
Series Name:	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2005-RA1.
Master Servicer:	Washington Mutual Mortgage Securities Corp. (“WMMSC”).
Trustee:	LaSalle Bank National Association.
Underwriter:	WaMu Capital Corp.
Cut-off Date:	April 1, 2005.
Statistical Calculation Date:	April 1, 2005.
Closing Date:	On or about April 27, 2005.
Investor Settlement Date:	On or about April 29, 2005.
Offered Certificates:

Class I-A and II-A (the “Class A Certificates”);

The Group I and II Class C-B-1, Group I and II Class C-B-2, and Group I and II Class C-B-3 Certificates (the “Offered Subordinate Certificates”) and together with the Class A  Certificates, the “Offered Certificates”.

Non-Offered Group III Certificates:

Group I and II Class C-B-4, Group I and II Class C-B-5 and Group I and II Class C-B-6 Certificates (and together with the Group I and II Class C-B-1, Group I and II Class C-B-2 and Group I and II Class C-B-3 Certificates, the “Group C-B Certificates”).

Distribution Date:	The 25th day of each month or, if such day is not a business day, then the next succeeding business day, beginning in May 2005.
Accrual Period:	For any distribution date, the Offered Certificates accrue on a 30/360 basis during the calendar month immediately preceding that distribution date.
Delay Days:	24 days.
Optional Termination:

On any distribution date on which the aggregate outstanding stated principal balance of the mortgage loans comprising Groups I, II, and III in the aggregate, as of the related determination date is less than 1% of the aggregate principal balance as of the cut-off date, the master servicer may, but will not be required to purchase from the trust all of the remaining mortgage loans and cause an early retirement of the certificates.  For the purposes of calculations included herein, the Optional Termination assumes that if only the Group I and II mortgage loans balance is less than 1% of the aggregate principal balance of the Group I and II loans as of the cut-off date then the deal will be terminated.

 WaMu Capital Corp.,
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once Available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading

Certificate Ratings:

The Senior Certificates are expected to be rated by Standard & Poor’s (“S&P”) and Fitch Ratings (“Fitch”, and the Group C-B Certificates are expected to be rated only by S&P, in all cases with the ratings indicated in Section I above.

ERISA Eligibility:

The Offered Certificates may be eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts assets, subject to considerations described in the prospectus supplement.

SMMEA:

When issued, the Class A Certificates and Group I and II Class C-B-1 Certificates will, and the Group I and II Class C-B-2 and Group I and II Class C-B-3 Certificates will not, be “mortgage related securities” for the purposes of SMMEA.

Registration:	The Offered Certificates will be available in book-entry form through DTC, Clearstream and Euroclear.
FederalTax Treatment:	The trust will make one or more REMIC elections.
Advances:

For any month, if the master servicer receives a payment on a mortgage loan that is less than the full scheduled payment, or if no payment is received at all, the master servicer will advance its own funds to cover that shortfall.  However, the master servicer will not be required to make advances if it determines that those advances will not be recoverable from future payments or collections on that mortgage loan.

Compensating Interest:

For any distribution date, and only for prepayments in full, the master servicer will cover prepayment interest shortfalls up to an amount equal to the lesser of (a) any shortfall for the previous month in interest collections resulting from the timing of payoffs on the mortgage loans made from the 15th day of the calendar month preceding the Distribution Date to the last day of such month and (b) the applicable monthly master servicing fee payable to WMMSC, any reinvestment income realized by WMMSC, as master servicer, relating to payoffs on the mortgage loans made during the prepayment period and interest payments on payoffs received during the period of the first day through the 14th day of the month of the Distribution Date and (c) 1/12 of 0.125% of the aggregate Stated Principal Balance of the mortgage loans.

Mortgage Loans:

GROUP I LOAN POOL:

The Group I Seasoned Fixed mortgage loans will have an aggregate principal balance as of the Statistical Calculation Date of approximately $101,146,733 (+/- 10%) and consists of approximately 576 mortgage loans secured by first liens on residential properties.

As of the Statistical Calculation Date, approximately 9.21% of the mortgage loans are 30-59 days delinquent, and none of the mortgage loans are 60 or more days delinquent.  As of the Statistical Calculation Date, approximately 10.21% of the mortgage loans, based on the aggregate principal balance as of the Statistical Calculation Date, are current but have been 30 days delinquent exactly one time in the previous twelve months and approximately 19.27% of the mortgage loans, based on the aggregate principal balance as of the Statistical Calculation Date, are current but have been either (i) 30 days delinquent more then one time in the previous twelve months or (ii) more than 30 days delinquent in the previous twelve months.

The mortgage pool consists of seasoned mortgage loans, substantially all of which were sourced from Washington Mutual Bank, FA inventory or the following terminated trusts: CHASE 1998-S7, 20001-S5, 2001-S7;  PNC 1997-H, 1998-10, 1998-14, 1998-3 IMPAC, 1998-6, 1998-7, 1998-8, 1999-1, 1999-12, 1999-9; and SMSC 1987-B, 1987-C, and 1987-PR13.

GROUP II LOAN POOL:

The Group II Seasoned Fixed mortgage loans will have an aggregate principal balance as of the Statistical Calculation Date of approximately $16,523,638 (+/- 10%) and consists of approximately 93 mortgage loans secured by first liens on residential properties.

As of the Statistical Calculation Date, approximately 1.45% of the mortgage loans are 30-59 days delinquent, and none of the mortgage loans are 60 or more days delinquent.  As of the Statistical Calculation Date, approximately 13.34% of the mortgage loans, based on the aggregate principal balance as of the Statistical Calculation Date, are current but have been 30 days delinquent exactly one time in the previous twelve months and approximately 9.35% of the mortgage loans, based on the aggregate principal balance as of the Statistical Calculation Date, are current but have been either (i) 30 days delinquent more then one time in the previous twelve months or (ii) more than 30 days delinquent in the previous twelve months.

The mortgage pool consists of seasoned mortgage loans, substantially all of which were sourced from Washington Mutual Bank, FA inventory or the following terminated trusts:  CHASE 1998-S7, 2001-S5; and PNC 1997-H, 1998-10, 1998-3 IMPAC, 1998-8, and 1999-12.

For further collateral information, see “Collateral Summary” and “Collateral Details”.

 WaMu Capital Corp.,
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once Available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading

Priority of Distributions:	Distributions on the Certificates will be made from available amounts as follows:

·          Distributions of interest to the Class A Certificates;

·          Distribution of principal to the Class A Certificates; and

·          Distributions to the Offered Subordinate Certificates in the following order:

- Interest to the Group I and II Class C-B-1 Certificates;

- Principal to the Group I and II Class C-B-1 Certificates;

- Interest to the Group I and II Class C-B-2 Certificates;

- Principal to the Group I and II Class C-B-2 Certificates;

- Interest to the Group I and II Class C-B-3 Certificates;

- Principal to the Group I and II Class C-B-3 Certificates; and

-Then to the Non-offered Subordinate Group I and II Class C-B-4, C-B-5, and C-B-6 Certificates in the same manner.

Distribution of Principal:

The holders of the Class A Certificates will be entitled to receive on each distribution date, to the extent of the portion of the related available distribution amount remaining after the distribution of the related senior interest distribution amount, a distribution allocable to principal, equal to the related senior principal distribution amount.  This amount is generally equal to the related senior percentage of scheduled payments, senior prepayment percentage of prepayments and a portion of the liquidation proceeds.

The holders of each class of Group I and II C-B Certificates will be entitled to receive payments of principal on each distribution date to the extent of funds available after payments of interest and principal to the Class A Certificates and any class of Group I and II C-B Certificates with a higher payment priority, and after payments of interest to that class of Group I and II C-B Certificates.

 WaMu Capital Corp.,
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once Available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading

Credit Enhancement:

The Class A Certificates will receive distributions of interest and principal before the Group I and II C-B Certificates receive distributions of interest or principal.  In addition, all principal prepayments and other unscheduled payments of principal will be allocated to the Class A Certificates during the first five years after the closing date.  A disproportionately large portion of principal prepayments and other unscheduled payments of principal will be allocated to the Class A Certificates during the next four years, subject to loss and delinquency tests described in the prospectus supplement. This provides additional credit enhancement for the Class A Certificates by reserving a greater portion of the principal balance of the Group I and II C-B Certificates for the absorption of losses.

All mortgagor prepayments not otherwise distributable to the Class A Certificates will be allocated on a pro rata basis among the class of Group I and II C-B Certificates with the highest payment priority then outstanding with a certificate principal balance greater than zero and each other class of Group I and II C-B Certificates for which certain subordination levels established for that class in the pooling and servicing agreement have not been exceeded.  The related subordination level on any distribution date would be satisfied as to any class of Group I and II C-B Certificates, only if the sum of the current percentage interests in the mortgage pool evidenced by each class, if any, subordinate thereto were at least equal to the sum of the initial percentage interests in the mortgage pool evidenced by each class subordinate thereto.

Allocation of Realized Losses:

Losses will be allocated in full first to the Group I and II C-B Certificates in reverse alphanumeric order. If the certificate principal balances of the Group I and II C-B Certificates have been reduced to zero, losses on the mortgage loans in loan groups I and II will be allocated to the Class A Certificates, as more fully described in the prospectus supplement.

Investors in the Class A Certificates should be aware that because the Group I and II C-B Certificates only represent interests in loan groups I and II, the Class A Certificates may suffer losses while subordinate certificates in loan group III are still outstanding.

 WaMu Capital Corp.,
A Washington Mutual, Inc. Company

The information contained herein has not been independently verified by WaMu Capital Corp. The information contained herein is preliminary and subject to change, and supersedes information contained in any prior collateral term sheet for this transaction.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information.  Such documents may be obtained without charge at the Securities and Exchange Commission’s website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 212-702-6910.

III. Collateral Summary Tables – Seasoned Fixed Rate Mortgage Loans

Current LTVs have been calculated based on current mortgage loan balance and the lesser of the appraised value and the sales price at the time of mortgage loan origination.

Credit Scores, where available, have been updated prior to the Statistical Calculation Date.

All collateral information contained herein is as of the Statistical Calculation Date of April 1, 2005.

There are 13 loans that have balloon features, which have been grouped into Group II.  The adjusted remaining term, which is based off an actual original term of 360 months instead of 180 months, is considered for calculation purposes on these loans.

Loan group I: 30 Year
Agg. Scheduled Balance	$101,146,733	WA Original LTV	70.7%
Avg. Scheduled Balance	$175,601	WA Current LTV*	65.7%
WAC	7.735%	WA Credit Score*	645
WAM	282	Full Doc	57.7%
Seasoning (months)	67	Limited Doc	28.6%
California Concentration	24.2%	Loan Count	576

Loan group II: 15 Year
Agg. Scheduled Balance	$16,523,638	WA Original LTV	66.4%
Avg. Scheduled Balance	$177,673	WA Current LTV*	54.8%
WAC	6.749%	WA Credit Score*	705
WAM	149	Full Doc	55.8%
Seasoning (months)	48	Limited Doc	31.7%
California Concentration	11.3%	Loan Count	93

*Non-zero weighted averages

IV. Collateral Details: Seasoned Fixed Rate Collateral Tables

**SEE ATTACHED

 WaMu Capital Corp.,
A Washington Mutual, Inc. Company

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.  Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.  ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP TRADING DESK AT 212-702-6910, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

WAMMS Mortgage Pass-Through Certificates
2005-RA1
Fixed Mortgage Loans – Group I
Preliminary Collateral Information As of 04/01/05

TOTAL CURRENT BALANCE	$ 101,146,733
TOTAL ORIGINAL BALANCE	$ 109,952,221

NUMBER OF LOANS	576

			Minimum		Maximum
AVG CURRENT BALANCE	$175,601		$13,189		$1,479,045
AVG ORIGINAL BALANCE	$190,889		$18,150		$1,500,000

WAVG GROSS COUPON	7.735%		5.750%		12.750%

WAVG CURRENT LTV	65.67%		7.76%		95.59%

WAVG FICO SCORE	645*		415*		816

WAVG ORIGINAL TERM	360	months	240	months	360	months
WAVG REMAINING TERM	282	months	30	months	359	months
WAVG SEASONING	67	months	1	months	248	months

TOP STATE CONC	CA(24.2%), FL(8.8%),TX(8.5%)

FIRST PAY DATE			Sept 1, 1984		Apr 1, 2005

MATURE DATE			Aug 1, 2014		Mar 1, 2035

* Minimum FICO score and WA FICO Score exclude N/A values

 WaMu Capital Corp.,
A Washington Mutual, Inc. Company

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.  Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.  ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP TRADING DESK AT 212-702-6910, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

CURRENT BALANCE ($)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
0.01 - 100,000.00	261	$15,531,335.85	15.36%
100,000.01 - 200,000.00	155	21,350,573.16	21.11
200,000.01 - 300,000.00	41	10,139,454.24	10.02
300,000.01 - 400,000.00	51	18,201,045.02	17.99
400,000.01 - 500,000.00	39	17,073,629.33	16.88
500,000.01 - 600,000.00	18	9,858,397.86	9.75
600,000.01 - 700,000.00	5	3,201,665.11	3.17
700,000.01 - 800,000.00	2	1,457,014.16	1.44
900,000.01 - 1,000,000.00	3	2,854,573.40	2.82
1,400,000.01 - 1,500,000.00	1	1,479,045.11	1.46
Total:	576	$101,146,733.24	100%

GROSS COUPON (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
5.501 - 5.750	5	$2,881,808.64	2.85%
5.751 - 6.000	6	2,003,130.00	1.98
6.001 - 6.250	4	953,867.56	0.94
6.251 - 6.500	3	1,049,508.81	1.04
6.501 - 6.750	15	5,862,117.01	5.8
6.751 - 7.000	26	9,066,827.14	8.96
7.001 >=	517	79,329,474.08	78.43
Total:	576	$101,146,733.24	100%

ORIGINAL TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
240	1	$61,302.32	0.06%
300	2	675,437.14	0.67
360	573	100,409,993.78	99.27
Total:	576	$101,146,733.24	100%

 WaMu Capital Corp.,
A Washington Mutual, Inc. Company

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.  Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.  ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP TRADING DESK AT 212-702-6910, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

REMAINING TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 100	2	$59,812.50	0.06%
101 - 120	3	182,335.81	0.18
121 - 140	6	1,311,333.91	1.3
141 - 160	8	854,927.48	0.85
161 - 180	5	938,089.20	0.93
181 - 200	7	1,227,611.23	1.21
201 - 220	13	1,727,021.98	1.71
221 - 240	20	2,372,079.40	2.35
241 - 260	33	5,735,143.95	5.67
261 - 280	190	26,884,671.92	26.58
281 - 300	237	39,349,576.78	38.9
301 - 320	31	12,265,897.37	12.13
321 - 340	4	1,402,824.34	1.39
341 - 360	17	6,835,407.37	6.76
Total:	576	$101,146,733.24	100%

SEASONING(Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 12	16	$5,243,559.74	5.18%
13 - 24	5	2,562,029.75	2.53
25 - 36	4	893,327.12	0.88
37 - 48	32	13,640,036.54	13.49
49 - 60	4	674,173.86	0.67
61 - 72	198	29,871,752.38	29.53
73 - 84	304	46,649,776.43	46.12
85 - 96	4	263,943.95	0.26
97 - 108	1	227,888.30	0.23
121 >=	8	1,120,245.17	1.11
Total:	576	$101,146,733.24	100%

 WaMu Capital Corp.,
A Washington Mutual, Inc. Company

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.  Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.  ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP TRADING DESK AT 212-702-6910, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

CURRENT LTV	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 20.00	3	$96,291.84	0.1%
20.01 - 25.00	3	186,472.59	0.18
25.01 - 30.00	7	1,115,018.13	1.1
30.01 - 35.00	9	1,224,951.76	1.21
35.01 - 40.00	12	1,109,711.20	1.1
40.01 - 45.00	26	4,871,983.58	4.82
45.01 - 50.00	29	6,252,223.79	6.18
50.01 - 55.00	32	6,463,709.05	6.39
55.01 - 60.00	36	9,298,736.32	9.19
60.01 - 65.00	46	8,262,614.82	8.17
65.01 - 70.00	82	13,317,529.95	13.17
70.01 - 75.00	152	25,536,115.09	25.25
75.01 - 80.00	83	16,782,622.97	16.59
80.01 - 85.00	33	3,297,313.75	3.26
85.01 - 90.00	19	2,782,366.75	2.75
90.01 - 95.00	2	279,375.88	0.28
95.01 - 100.00	2	269,695.77	0.27
Total:	576	$101,146,733.24	100%

DOCUMENTATION	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Full Doc	281	$58,380,805.25	57.72%
No Doc	80	8,746,855.01	8.65
No Ratio	32	5,042,588.51	4.99
Reduced	183	28,976,484.47	28.65
Total:	576	$101,146,733.24	100%

 WaMu Capital Corp.,
A Washington Mutual, Inc. Company

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.  Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.  ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP TRADING DESK AT 212-702-6910, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

FICO SCORE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
NA	9	$1,067,975.34	1.06%
401 - 420	1	88,884.28	0.09
421 - 440	3	609,692.81	0.6
441 - 460	8	1,633,357.09	1.61
461 - 480	13	1,229,325.22	1.22
481 - 500	29	5,065,050.54	5.01
501 - 520	34	4,119,292.84	4.07
521 - 540	37	5,434,616.19	5.37
541 - 560	37	3,315,257.95	3.28
561 - 580	41	5,631,152.30	5.57
581 - 600	48	7,132,852.43	7.05
601 - 620	37	5,875,125.01	5.81
621 - 640	31	4,905,331.22	4.85
641 - 660	33	7,554,308.12	7.47
661 - 680	35	7,053,239.01	6.97
681 - 700	37	7,420,747.38	7.34
701 - 720	28	5,965,834.86	5.9
721 - 740	32	7,889,358.90	7.8
741 - 760	27	7,406,546.81	7.32
761 - 780	19	5,588,769.24	5.53
781 - 800	19	3,079,110.67	3.04
801 >=	18	3,080,905.03	3.05
Total:	576	$101,146,733.24	100%

OCCUPANCY	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Investment	94	$7,944,054.70	7.85%
Owner Occupied	439	87,739,134.28	86.74
Second Home	43	5,463,544.26	5.4
Total:	576	$101,146,733.24	100%

 WaMu Capital Corp.,
A Washington Mutual, Inc. Company

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.  Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.  ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP TRADING DESK AT 212-702-6910, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

PROPERTY TYPE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Condominium	52	$4,943,083.06	4.89%
Cooperative	4	813,612.97	0.8
PUD	40	10,495,441.66	10.38
Single Family Residence	431	78,185,054.36	77.3
Three/Four Family	20	4,028,897.63	3.98
Two Family	29	2,680,643.56	2.65
Total:	576	$101,146,733.24	100%

PURPOSE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Purchase	292	$46,047,071.03	45.53%
Refi - Cash Out	151	24,858,853.43	24.58
Refi - Rate Term	133	30,240,808.78	29.9
Total:	576	$101,146,733.24	100%

 WaMu Capital Corp.,
A Washington Mutual, Inc. Company

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.  Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.  ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP TRADING DESK AT 212-702-6910, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500

WAMMS Mortgage Pass-Through Certificates
2005-RA1
Fixed Mortgage Loans – Group II
Preliminary Collateral Information As of 04/01/05

TOTAL CURRENT BALANCE	$ 16,523,638
TOTAL ORIGINAL BALANCE	$ 21,537,784

NUMBER OF LOANS	93

			Minimum		Maximum
AVG CURRENT BALANCE	$177,673		$2,385		$968,102
AVG ORIGINAL BALANCE	$231,589		$26,650		$1,000,000

WAVG GROSS COUPON	6.749%		4.875%		12.500%

WAVG CURRENT LTV	54.83%		1.51%		78.23%

WAVG FICO SCORE	705*		436*		814

WAVG ORIGINAL TERM	179	months	120	months	180	months
WAVG REMAINING TERM	149	months	2	months	177	months
WAVG SEASONING	48	months	1	months	174	months

TOP STATE CONC	FL(26.2%), NY(12.8%), CA(11.3%)

FIRST PAY DATE			Nov 1, 1990		Apr 1, 2005

MATURE DATE			Oct 1, 2005		Feb 1, 2020

* Minimum FICO score and WA FICO Score exclude N/A values

 WaMu Capital Corp.,
A Washington Mutual, Inc. Company

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.  Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.  ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP TRADING DESK AT 212-702-6910, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

CURRENT BALANCE ($)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
0.01 - 100,000.00	50	$2,627,977.24	15.9%
100,000.01 - 200,000.00	15	2,066,435.79	12.51
200,000.01 - 300,000.00	9	2,417,521.83	14.63
300,000.01 - 400,000.00	7	2,384,241.30	14.43
400,000.01 - 500,000.00	4	1,727,026.90	10.45
500,000.01 - 600,000.00	4	2,201,155.50	13.32
600,000.01 - 700,000.00	2	1,284,908.08	7.78
800,000.01 - 900,000.00	1	846,269.66	5.12
900,000.01 - 1,000,000.00	1	968,102.30	5.86
Total:	93	$16,523,638.60	100%

GROSS COUPON (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 5.000	2	$1,284,908.08	7.78%
5.001 - 5.250	3	976,612.42	5.91
5.251 - 5.500	3	582,652.02	3.53
5.501 - 5.750	3	1,669,180.28	10.1
5.751 - 6.000	2	1,315,594.76	7.96
6.001 - 6.250	1	68,488.90	0.41
6.501 - 6.750	6	1,577,476.40	9.55
6.751 - 7.000	6	1,624,733.67	9.83
7.001 >=	67	7,423,992.07	44.93
Total:	93	$16,523,638.60	100%

 WaMu Capital Corp.,
A Washington Mutual, Inc. Company

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.  Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.  ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP TRADING DESK AT 212-702-6910, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

ORIGINAL TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
120	2	$155,490.38	0.94%
180	91	16,368,148.22	99.06
Total:	93	$16,523,638.60	100%

REMAINING TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 100	50	$4,112,189.29	24.89%
101 - 120	11	1,526,255.23	9.24
121 - 140	7	3,252,336.83	19.68
141 - 160	1	586,075.56	3.55
161 - 180	12	5,206,521.32	31.51
241 - 260	1	113,625.66	0.69
261 - 280	7	846,310.43	5.12
281 - 300	4	880,324.28	5.33
Total:	93	$16,523,638.60	100%

SEASONING(Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 12	10	$4,471,244.70	27.06%
13 - 24	3	840,116.20	5.08
25 - 36	1	586,075.56	3.55
37 - 48	8	3,543,836.83	21.45
61 - 72	2	473,602.23	2.87
73 - 84	62	6,168,523.74	37.33
85 - 96	4	342,133.13	2.07
121 >=	3	98,106.21	0.59
Total:	93	$16,523,638.60	100%

 WaMu Capital Corp.,
A Washington Mutual, Inc. Company

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.  Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.  ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP TRADING DESK AT 212-702-6910, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

CURRENT LTV	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 20.00	7	$166,129.24	1.01%
20.01 - 25.00	2	84,790.36	0.51
25.01 - 30.00	4	751,389.34	4.55
30.01 - 35.00	4	783,822.66	4.74
35.01 - 40.00	7	1,574,048.54	9.53
40.01 - 45.00	9	919,597.58	5.57
45.01 - 50.00	14	2,072,065.81	12.54
50.01 - 55.00	17	2,815,049.62	17.04
55.01 - 60.00	5	1,094,242.15	6.62
60.01 - 65.00	6	1,188,789.44	7.19
65.01 - 70.00	3	526,839.29	3.19
70.01 - 75.00	12	3,182,726.06	19.26
75.01 - 80.00	3	1,364,148.51	8.26
Total:	93	$16,523,638.60	100%

FICO SCORE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
NA	3	$302,900.00	1.83%
421 - 440	2	97,473.69	0.59
501 - 520	1	99,730.88	0.6
521 - 540	1	29,860.61	0.18
541 - 560	1	41,964.14	0.25
561 - 580	4	507,373.37	3.07
581 - 600	2	177,673.10	1.08
601 - 620	2	164,039.83	0.99
621 - 640	5	601,215.67	3.64
641 - 660	6	1,435,807.63	8.69
661 - 680	12	2,256,475.34	13.66
681 - 700	9	1,895,462.62	11.47
701 - 720	5	2,060,558.92	12.47
721 - 740	10	1,768,367.97	10.7
741 - 760	13	2,067,001.29	12.51
761 - 780	6	1,159,483.86	7.02
781 - 800	6	1,297,114.01	7.85
801 >=	5	561,135.67	3.4
Total:	93	$16,523,638.60	100%

 WaMu Capital Corp.,
A Washington Mutual, Inc. Company

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.  Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.  ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP TRADING DESK AT 212-702-6910, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

DOCUMENTATION	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Full Doc	36	$9,222,272.73	55.81%
No Doc	14	1,812,220.37	10.97
No Ratio	2	258,949.13	1.57
Reduced	41	5,230,196.37	31.65
Total:	93	$16,523,638.60	100%

OCCUPANCY	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Investment	21	$1,458,110.47	8.82%
Owner Occupied	67	12,518,919.05	75.76
Second Home	5	2,546,609.08	15.41
Total:	93	$16,523,638.60	100%

PROPERTY TYPE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Condominium	10	$2,124,106.90	12.85%
PUD	10	2,301,797.06	13.93
Single Family Residence	68	11,640,400.20	70.45
Three/Four Family	1	104,839.58	0.63
Two Family	4	352,494.86	2.13
Total:	93	$16,523,638.60	100%

PURPOSE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Purchase	38	$6,516,656.49	39.44%
Refi - Cash Out	24	3,822,275.26	23.13
Refi - Rate Term	31	6,184,706.85	37.43
Total:	93	$16,523,638.60	100%

 WaMu Capital Corp.,
A Washington Mutual, Inc. Company

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.  Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.  ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP TRADING DESK AT 212-702-6910, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

STATE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
AZ	3	$324,699.66	1.97%
CA	8	1,859,439.84	11.25
CO	2	136,207.15	0.82
CT	3	774,863.44	4.69
FL	23	4,325,500.90	26.18
GA	1	286,333.16	1.73
IL	1	568,608.70	3.44
IN	1	514,496.02	3.11
KY	2	1,415,740.30	8.57
LA	1	64,726.02	0.39
MA	1	228,976.68	1.39
MD	4	518,209.37	3.14
MI	2	64,818.07	0.39
MO	1	28,026.66	0.17
MT	1	74,435.26	0.45
NC	1	61,828.18	0.37
ND	2	492,623.74	2.98
NJ	7	1,077,195.74	6.52
NV	1	41,964.14	0.25
NY	13	2,107,287.03	12.75
OH	1	39,268.43	0.24
TN	1	113,164.11	0.68
TX	8	1,008,143.80	6.1
UT	2	148,319.21	0.9
WA	3	248,762.99	1.51
Total:	93	$16,523,638.60	100%

 WaMu Capital Corp.,
A Washington Mutual, Inc. Company